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
          COMMON STOCK                                                                               COMMON STOCK

        PAR VALUE $.00001                                                             THIS CERTIFICATE IS TRANSFERRABLE IN
                                                                                           NEW YORK, NY OR CHICAGO, IL
                                           [LOGO] W&T OFFSHORE
                                              INCORPORATED


 Certificate                                      W&T OFFSHORE, INC.                                                   Shares
   Number                         INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS                                **600620******
  ZQ 000215                                                                                                        ***600620*****
                                                                                                                   ****600620****
                                                                                                                   *****600620***
                                                                                                                   ******600620**


THIS CERTIFIES THAT     ** Mr. Alexander David Sample ****
                        MR. SAMPLE & MRS. SAMPLE & MR. SAMPLE & MRS. SAMPLE
                                                                                      --------------------------------------
                                                                                                 CUSIP XXXXXX XX X
                                                                                      --------------------------------------
                                                                                        SEE REVERSE FOR CERTAIN DEFINITIONS






is the owner of         **600620** Shares

                        * * * SIX HUNDRED THOUSAND SIX HUNDRED AND TWENTY* * *

                       FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
W&T Offshore, Inc. (hereinafter called the "Company"), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This
Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Articles of Incorporation, as amended, and the Amended and Restated By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.


/s/ [ILLEGIBLE]
   President                                                                DATED (Month, Day, Year)
                                                                         COUNTERSIGNED AND REGISTERED:
                                 [SEAL] W&T OFFSHORE, INC.               COMPUTERSHARE INVESTOR SERVICES, LLC.
                                           TEXAS                         (CHICAGO)
                                                                         TRANSFER AGENT AND REGISTRAR,


/s/ [ILLEGIBLE]                                                          By __________________________________
   Secretary                                                                         AUTHORIZED SIGNATURE


                                    SECURITY INSTRUCTIONS ON REVERSE
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
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common                            UNIF GIFT MIN ACT- . . . . . . . .Custodian . . . . . . . . . . . .
                                                                             (Cust)                          (Minor)
TEN ENT  - as tenants by the entireties                                  under Uniform Gifts to Minors Act . . . . . . . . . . . .
                                                                                                                    (State)

JT TEN   - as joint tenants with right of survivorship     UNIF TRF MIN ACT . . . . . . . . . . .Custodian (until age. . . ). . . .
           and not as tenants in common                                      (Cust)                                         (Minor)
                                                                         under Uniform Transfers to Minors Act. . . . . . . . . .
                                                                                                                     (State)

          Additional abbreviations may also be used though not in the above list.


For value received, ____________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY  ----------------------------
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE                    ----------------------------


____________________________________________________________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________  Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

___________________________________________________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated: ___________________________20_________                   Signature:__________________________________________________________



Signature(s) Guaranteed:                                        Signature:__________________________________________________________
                                                                          Notice: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
BY:_____________________________________________________                          WITH THE NAME AS WRITTEN UPON THE FACE OF THE
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE                              CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and                           ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.
Loan Associations and Credit Unions) WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM,
PURSUANT TO S.E.C. RULE 17Ad-15.
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SECURITY INSTRUCTIONS
THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING  [GRAPHIC]
WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.